EXHIBIT 10.15

                        THIRD AMENDMENT OF LOAN AGREEMENT


      THIS THIRD AMENDMENT OF LOAN AGREEMENT ("Agreement") is made and entered into as of March 31, 1999, by and between SURREY, INC., ("Borrower"), a Texas corporation, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Lender"), a national banking association.

RECITALS:

      On or about April 8, 1998, Borrower and Lender entered into a Loan Agreement providing for loans to be made to the Borrower for the purposes provided for therein. Such Loan Agreement has previously been amended pursuant to a First Amendment of Loan Agreement dated effective May 14, 1998 and by a Second Amendment of Loan Agreement dated effective January 25, 1999. Such Loan Agreement, as amended, is herein called the "Original Agreement".

      The Borrower and the Lender now desire to further amend the Original Agreement in certain respects as hereinafter provided to modify certain provisions of the Original Agreement, all as more particularly set forth herein.

AGREEMENTS:

      For and in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

      (1) The following new definition is hereby added to Paragraph 1 of the Original Agreement:

            "Monthly Financial Statements shall mean the monthly financial statements of a Person, including a balance sheet as of the end of such month and an income statement for the fiscal year to date, subject to normal year-end adjustments, prepared in accordance with GAAP and certified as true and correct to the best knowledge of an appropriate officer or other party acceptable to Lender on behalf of such Person. The Monthly Financial Statements for Borrower shall be prepared on a consolidated basis. In connection with each set of Monthly Financial Statements, if Borrower ever acquires any Subsidiary or Subsidiaries in accordance with the other provisions of this Agreement, monthly consolidating statements shall also be prepared by Borrower for delivery to Lender, and such consolidating statements will be prepared in accordance with GAAP only to the extent normal and customary."

      (2) The last sentence of the definition of "Applicable Margin" contained in Paragraph 1 of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

      "The Applicable Margin will be adjusted (if necessary) quarterly based on the Debt to Tangible Net Worth Ratio as of the end of each quarter, as reflected in the Monthly Financial Statements and Compliance Certificates required to be provided Lender under Paragraphs 10(b)(2) and (3), with any change in the Applicable Margin becoming effective ten (10) calendar days after receipt by Lender of such Monthly Financial Statements and Compliance Certificates."

      (3) Paragraph 2(c) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

            "(c) Borrower shall cause the outstanding principal balance of the Revolving Note to be prepaid in full and reduced to a zero balance for thirty (30) consecutive days at any time from April 9, 1999 until and including the Maturity Date."

      (4) Paragraph 10(b)(2) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

            "(2) as soon as available and in any event within 30 days after the end of each month (including the last month of each fiscal year), Monthly Financial Statements of Borrower;"

      (5) Paragraph 10(c)(2) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

            "(2) a Debt to Tangible Net Worth Ratio not greater than (i) 2.00 to
      1.00 as of the end of the calendar quarter ending March 31, 1999, and (ii)
      1.75 to 1.00 as of the end of each calendar quarter after March 31, 1999."

      (6) Paragraph 10(c)(3) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

            "(3) a Debt Service Coverage Ratio of not less than (i) 1.00 to 1.00 for the calendar quarter ending June 30, 1999, based on the results of operations for the 1999 calendar year to date, (ii) 1.25 to 1.00, tested for compliance on September 30, 1999, based on the results of operations for the 1999 calendar year to date, and (iii) thereafter 2.00 to 1.00, tested for compliance on December 31, 1999 and as of the end of each calendar quarter after December 31, 1999, on a Rolling Four Quarters basis."

      (7) Exhibits B and C to the Original Agreement are hereby amended and restated in its entirety to hereafter be in the form of Exhibit A and Exhibit B, respectively, attached hereto and incorporated herein for all purposes. Notwithstanding that the amended Exhibit B to the Original Agreement (in the form attached hereto as Exhibit A) contains a general listing of the components of the Borrowing Base, the listing is not intended to be inclusive of all components of the Borrowing Base nor is it intended to limit the Lender's right to exclude Accounts from the definition of Current Accounts Receivable or Eligible Accounts or to modify the components of the Borrowing Base in accordance with the terms of the Original Agreement.

      (8) Borrower represents and warrants that the representations and warranties contained in Paragraph 9 of the Original Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date thereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Original Agreement or any of the other Loan Documents or which upon the giving of notice of the lapse of time or both would constitute such an Event of Default.

      (9) The Borrower hereby ratifies and confirms that the Security Agreement and the Deed of Trust executed by the Borrower are in full force and effect, and since the Security Agreement and the Deed of Trust secure any and all indebtedness of the Borrower to the Lender now or hereafter outstanding, it secures all amounts outstanding under the Original Agreement, as amended hereby, including without limitation, all amounts outstanding under the Revolving Loans and under the Advance/Term Loans.

      (10) Except as expressly amended hereby, the Original Agreement and the other Loan Documents shall remain in full force and effect. The Original Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

      (11) Terms used herein which are defined in the Original Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Loan Agreement" or "Credit Agreement" as used in the Original Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Lender by the Borrower, when referring to the Original Agreement, shall mean the Original Agreement as hereby amended.

      (12) This Agreement (a) shall be binding upon the Borrower and the Lender and their respective successors and assigns (provided, however, that the Borrower shall not assign his rights hereunder without the prior written consent of the Lender); (b) may be modified or amended only by a writing signed by each party; (C) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OR THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THIS AGREEMENT, THE ORIGINAL AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       SURREY, INC.
                                       a Texas corporation


                                       By:     /s/ Mark van der Hagen
                                          ------------------------------------
                                       Name:   Mark van der Hagen
                                            ----------------------------------
                                       Title:  Vice President / CFO
                                             ---------------------------------

                                                                      "Borrower"


                                       CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION


                                       By:     /s/ Cindy Matula
                                          ------------------------------------
                                       Name:   Cindy Matula
                                            ----------------------------------
                                       Title:  Senior Vice President
                                             ---------------------------------

                                                                        "Lender"

Attach:

Exhibit A - Amended Exhibit B to Original Agreement (Borrowing Base Certificate) Exhibit B - Amended Exhibit C to Original Agreement (Compliance Certificate)

                           BORROWING BASE CERTIFICATE

Borrowing Base Report for Period Beginning: ____________ and Ending ____________ ("Current Period")

  Loan Agreement (as amended, the "Agreement") dated as of April 8, 1998 by and between Surrey, Inc. and Chase Bank of Texas, National Association

The undersigned hereby certifies that he or she is the ________________________ of Surrey, Inc., and that as such is authorized to execute this Borrowing Base Certificate on behalf of Surrey, Inc. pursuant to the Agreement. On behalf of the Borrower, the undersigned further certifies, represents and warrants that the following components of the Borrowing Base and the calculation of the Borrowing Base and amount available for borrowing, if any, are true and correct (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified herein):

Line 1. Total Accounts as of the end of the Current Period
        (based on the lesser of each such Account as reflected in
        Borrower's aging of Accounts and Borrower's general
        ledger)                                                       $_________

        Ineligible Accounts as of the end of the Current Period

2.      (a)     Accounts more than 90 days from invoice date:         $_________

        (b)     Other Accounts which are not Current Accounts
                Receivable                                            $_________

        (c)     Foreign Accounts (unless insured or backed by
                credit insurance or a letter of credit in form
                and substance reasonably acceptable to Lender in
                all respects):                                        $_________

        (d)     Government Accounts                                   $_________

        (e)     Accounts subject to a Lien, other than the Lien
                of the Security Documents                             $_________

        (f)     Accounts owed by any Subsidiary, employee,
                officer, agent, director, stockholder, partner,
                trustee or other owner of equity rights of
                Borrower or any Affiliate of any such Person          $_________

        (g)     All of the Accounts of an account debtor(s) where
                more than 20% of the total dollar amount of all
                Accounts of the account debtor are unpaid more
                than 90 days from invoice date                        $_________

        (h)     That portion of Accounts of an account debtor
                (other than Wal-Mart Stores, Inc. and any of its
                Affiliates or Bath & Body Works and any of its
                Affiliates) in excess of 10% of the total dollar
                amount of the total Accounts for the Current
                Period (Line 1)                                       $_________

        (i) That portion of Accounts, in the aggregate, of Wal-Mart Stores, Inc. and


                                   EXHIBIT A
                its Affiliates in excess of 25% of the total
                dollar amount of the total Accounts for the
                Current Period (Line 1)                               $_________

        (j)     That portion of Accounts, in the aggregate, of
                Bath & Body Works and its Affiliates in excess of
                25% of the total dollar amount of the total
                Accounts for the Current Period (Line 1)              $_________

        (k)     Other ineligible Accounts under the Agreement         $_________

3.      Total ineligible Accounts for the Current Period (add
        lines 2(a) through 2(k))                                      $_________

4.      Total Eligible Accounts (line 1 minus line 3)                 $_________

5.      Multiplied by current advance rate                            _________%

6.      Equals total Borrowing Base as of the end of the Current
        Period                                                        $_________

7.      Revolving Commitment as of the date hereof                    $_________

8.      Lesser of Borrowing Base (line 6) or Revolving Commitment
        (line 7)                                                      $_________

9.      Minus the aggregate outstanding amount of the Revolving
        Loans as of the date hereof                                   $_________

10.     Minus the aggregate face amount of all outstanding
        Letters of Credit as of the date hereof                       $_________

11.     Equals the amount available for borrowing subject to the
        Agreement, if positive, or amount to be repaid, if
        negative                                                      $_________

To the extent of any conflict between the components of the Borrowing Base as set forth on this exhibit and the provisions of the Agreement, the Agreement shall control.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, that no Default or Event of Default has occurred and is continuing under the Agreement and that the Borrower is in compliance with all the financial covenants set out in the Agreement.


                                       Very truly yours,



                                       Print Name:
                                                  ------------------------------
                                                        of Surrey, Inc.
                                       ----------------


                                   EXHIBIT A

                             COMPLIANCE CERTIFICATE


      The undersigned hereby certifies that he is the __________________________ of Surrey, Inc. ("Borrower"), and that as such is authorized to execute this certificate on behalf of Borrower pursuant to the Loan Agreement (as amended, the "Loan Agreement") dated as of April 8, 1998 by and between Borrower and Chase Bank of Texas, National Association; and that a review of Borrower has been made under his supervision with a view to determining whether Borrower has fulfilled all of its obligations under the Loan Agreement and the other Credit Documents; and on behalf of Borrower further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified):

            (a) Each Obligor has fulfilled its respective obligations under the Credit Documents.

            (b) Except as described on the continuation pages attached hereto (if any), the representations and warranties made in each Credit Document are true and correct in all respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

            (c) The financial statements delivered to Lender concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated.

            (d) No Default has occurred and is continuing. In this regard, the compliance with the provisions of Paragraph 10(c) of the Loan Agreement is as follows:

      SECTION 10(c)(1) -- CURRENT RATIO

            actual Current Ratio for Borrower as of the date hereof:

                                  __.____ :1.00


            required Current Ratio for Borrower as of the date hereof:

                       greater than or equal to 1.50:1.00


                                   EXHIBIT B

      SECTION 10(c)(2) -- DEBT TO TANGIBLE NET WORTH RATIO

            actual Debt to Tangible Net Worth Ratio for Borrower as of the date hereof:

                                  __.____ :1.00

            required Debt to Tangible Net Worth Ratio for Borrower as of the date hereof:

                         less than or equal to 2.00:1.00
                      [for quarter ending March 31, 1999]

                         less than or equal to 1.75:1.00
                          [for all other quarter ends]

      SECTION 10(c)(3) -- DEBT SERVICE COVERAGE RATIO

            actual Debt Service Coverage Ratio for Borrower as of the date hereof:

                                  __.____ :1.00

            required Debt Service Coverage Ratio for Borrower as of the date hereof:

                    None [for quarter ending March 31, 1999]

                       greater than or equal to 1.00:1.00
                       [for quarter ending June 30, 1999]

                       greater than or equal to 1.25:1.00
                    [for quarter ending September 30, 1999]

                       greater than or equal to 2.00:1.00
             [for quarter ending December 31, 1999 and thereafter]

            (e) Based on the actual Debt to Tangible Net Worth Ratio shown above, the Applicable Margin to be effective after Lender's review of the Monthly Financial Statements delivered with this Compliance Certificate is _________%.

            (f) There is no Default under Paragraph 11(i) of the Loan Agreement and for purposes thereof the undersigned certifies as follows:

            actual Capital Expenditures during the prior 12-month period:

                                 $_____________

            permitted Capital Expenditures during the prior 12-month period:

                       less than or equal to $2,000,000.00

            (g) There has occurred no material adverse change in the assets, liabilities, financial condition, business or affairs of any Obligor since the date of the Loan Agreement.


                                   EXHIBIT B

DATED as of              .
            -------------
                                       Very truly yours,



                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------
                                                                 of Surrey, Inc.
                                       -------------------------